UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

CARLOTZ, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 29, 2022
Dear CarLotz Stockholder,
Thank you for your investment in and support of CarLotz, Inc. (“CarLotz” or the “Company”). You are cordially invited to attend CarLotz’s 2022 annual meeting of stockholders, which will be hosted virtually. A virtual meeting provides expanded access, improved communication and cost savings for our stockholders and the Company. You will be able to attend the 2022 annual meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LOTZ2022.
As a CarLotz stockholder, your vote is important. The matters to be acted upon are described in the notice of annual meeting of stockholders and the proxy statement. Even if you are planning to attend the virtual meeting, you are strongly encouraged to vote your shares in advance through one of the methods described in the proxy statement.
2021 was a year marked by many significant events — the merger with Acamar Partners Acquisition Corp. in January 2021 that resulted in our debut as a public company; the ongoing impact of the semi-conductor chip shortage; 14 new hubs opened across the country; and the hiring of many new teammates, just to name a few. We look forward to optimizing our operations in 2022 and delivering upon our mission to provide the world’s greatest automotive retail experience.
Thank you again for your support of CarLotz, our Board of Directors, our teammates and our future.
Sincerely,
Lev Peker
Chief Executive Officer
This proxy statement is dated April 29, 2022 and is first being distributed to stockholders on or about
April 29, 2022.

3301 W. Moore Street
Richmond, Virginia 23230
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	9:00 a.m., Eastern Daylight Time, on June 2, 2022
Place:	Online at www.virtualshareholdermeeting.com/LOTZ2022
Admission:	To attend the 2022 annual meeting, visit www.virtualshareholdermeeting.com/LOTZ2022. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Items of Business:
Proposal No. 1: To elect each of the director nominees listed in this proxy statement to the Board of Directors.
Proposal No. 2: To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.
To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date:	You are entitled to vote at the 2022 annual meeting and at any adjournments or postponements thereof if you were a stockholder of record at the close of business on April 12, 2022. A list of stockholders entitled to vote at the 2022 annual meeting will be available for examination during ordinary business hours for 10 days prior to the meeting at the address listed above, and the list will also be available online during the meeting.

Voting by Proxy:	Whether or not you plan to virtually attend the 2022 annual meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail so that your shares can be voted at the 2022 annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.

On Behalf of the Board of Directors,

April 29, 2022 Richmond, Virginia	Rebecca C. Polak Chief Commercial Officer, General Counsel and Secretary

Notice of Internet Availability of Proxy Materials for the Annual Meeting
The proxy statement for the 2022 annual meeting and the annual report to stockholders for the fiscal year ended December 31, 2021, each of which is being provided to stockholders prior to or concurrently with this notice, are also available to you electronically via the Internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report to stockholders on the Internet, visit the investor relations page of our website, investors.carlotz.com, and then the “Financials” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding CarLotz, Inc.’s (the “Company” or “CarLotz”) 2021 performance, please review the Company’s Annual Report on Form 10-K filed on March 15, 2022.
CarLotz is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and is not required to provide its stockholders with (i) certain disclosures about its executive compensation arrangements; and (ii) the opportunity to vote on certain executive compensation matters on a non-binding advisory basis. The Company has elected to use these scaled disclosure requirements available to it as an emerging growth company and is not soliciting stockholder votes on its executive compensation.
Under the JOBS Act, CarLotz will remain an emerging growth company until the earliest of: (i) December 31, 2024; (ii) the end of the fiscal year during which the Company has annual gross revenues of $1.07 billion or more; (iii) the date on which the Company has, during the previous three-year period, issued more than $1 billion in non-convertible debt; and (iv) the end of any fiscal year in which the market value of the Company’s common stock held by non-affiliates is at least $700 million as of June 30, which is the end of the second fiscal quarter of the Company’s fiscal year.
ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	9:00 a.m., Eastern Daylight Time, on June 2, 2022
Location:	Online at www.virtualshareholdermeeting.com/LOTZ2022
Record Date:	Stockholders of record as of the close of business on April 12, 2022 are entitled to vote. Each share of common stock (“common stock”) is entitled to one vote for each director nominee and for each of the other proposals to be voted on at the 2022 annual meeting of stockholders. On the record date, the Company had 114,077,043 shares of common stock issued and outstanding.
Nasdaq Symbol:	LOTZ
Registrar and Transfer Agent:	American Stock Transfer & Trust Company, LLC
ITEMS TO BE VOTED ON AT ANNUAL MEETING OF STOCKHOLDERS
Proposal	Our Board’s Recommendation
1. Election of each of the two Class II director nominees.	FOR
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.	FOR

BOARD NOMINEES
Name	Age	Director Since	Independent	Primary Occupation	Committee Membership**
Steven G. Carrel	47	2021	Yes	Managing Director of TRP Capital Partners, LP	NCGC
James E. Skinner	68	2020	Yes	Former Chief Financial Officer and Chief Operating Officer of Neiman Marcus Group (retired)	NCGC (Chair) AC
CONTINUING BOARD DIRECTORS
Name	Age	Director Since	Independent	Primary Occupation	Committee Membership**
Linda B. Abraham	59	2021	Yes	Managing Director of Crimson Capital	CC (Chair)
Sarah M. Kauss	46	2021	Yes	Founder of S’well
David R. Mitchell	55	2021	Yes	Managing Director of TRP Capital Partners, LP	AC
Lev Peker	40	2022	No	Chief Executive Officer of CarLotz
Kimberly H. Sheehy	58	2021	Yes	Former Chief Financial Officer of Resman LLC (retired)	AC (Chair) CC
Luis Solorzano*	49	2018	Yes	Partner and Chief Executive Officer of Acamar Partners	CC NCGC

*
Chairman of the Board

**
AC = Audit Committee
CC = Compensation Committee
NCGC = Nominating and Corporate Governance Committee

CORPORATE GOVERNANCE HIGHLIGHTS
We are committed to high standards of ethical and business conduct and strong corporate governance practices. This commitment is highlighted by the practices described below as well as the information contained on the investor relations page of our website, investors.carlotz.com, which can be accessed by clicking on the “Governance” tab.
✓
Director and Committee Independence: Seven of our eight directors are independent, and all committees of our Board of Directors (the “Board”) are comprised entirely of independent directors.

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Executive Sessions: Our independent directors meet in executive session at each regularly scheduled Board meeting.

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Separate Chairman and Chief Executive Officer: Our separate Chairman and Chief Executive Officer roles enable our independent Chairman to oversee our Board and corporate governance matters and our Chief Executive Officer to lead the Company’s business.

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Gender Diversity: More than one-third of our Board is comprised of women.

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Annual Board and Committee Evaluations: The Board and its committees each evaluates its performance each year.

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Anti-Hedging and Pledging Policies: Our directors and executive officers are prohibited from hedging or pledging Company stock.

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Annual Management and CEO Evaluation and Succession Planning Review: Our Board conducts an annual evaluation and review of our CEO and each executive officer’s performance, development and succession plan.

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Board Risk Oversight: Our Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting to our Board by the Audit Committee. The Audit Committee represents our Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, the Audit Committee reviews and discusses all significant areas of our business and summarizes for our Board all areas of risk and the appropriate mitigating factors. In addition, our Board receives periodic detailed operating performance reviews from management.

EXECUTIVE COMPENSATION
Our compensation program is designed to align the interests of our executives with the long-term interests of our equity-owners and to enhance executive retention. For more information regarding our named executive officer compensation, see “Executive Compensation.”
WHAT WE DO

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Independent Compensation Committee:
All of the members of our Compensation Committee are independent under Nasdaq rules.

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Independent compensation consultant:
The Compensation Committee retains its own independent compensation consultant to evaluate and review our executive compensation program and practices.

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Incentivize long-term performance:
We grant equity awards that vest over three or four years, as applicable, to motivate long-term performance and to align the interests of our executive officers with those of our stockholders.

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Maximum payout caps:
The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and performance based equity awards.

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Moderate change in control benefits:
Change in control severance benefits are one times base salary and a pro-rated portion of the bonus the executive officer would have earned if he or she had remained employed through the end of the year.

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“Double-trigger” equity vesting:
Accelerated vesting of assumed or replaced equity awards upon a change in control of the Company is only permitted if an executive experiences a qualifying termination of employment in connection with or following such change in control.

WHAT WE DON’T DO
✘ Provide excessive perquisites: We provide a limited number of perquisites that are designed to support a competitive total compensation package.	✘ Allow hedging or pledging of the Company’s securities: We prohibit hedging, pledging and short sales of Company stock by our directors and executive officers.
✘ Provide pension benefits or supplemental retirement plans: We do not maintain a defined benefit pension or supplemental retirement plans for our executive officers.	✘ Reprice stock options: Stock option exercise prices are set equal to the grant date market price and cannot be repriced or discounted without stockholder approval.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Our Second Amended and Restated Certificate of Incorporation provides for a classified board of directors divided into three classes. Steven G. Carrel and James E. Skinner constitute a class with a term that expires at our 2022 annual meeting (the “Class II Directors”); Linda B. Abraham, Sarah M. Kauss and Lev Peker constitute a class with a term that expires at our 2023 annual meeting (the “Class III Directors”); and David R. Mitchell, Luis Solorzano and Kimberly H. Sheehy constitute a class with a term that expires at the 2024 annual meeting (the “Class I Directors”).
Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has considered and nominated the following slate of nominees for a three-year term expiring in 2025: Steven G. Carrel and James E. Skinner. Action will be taken at the 2022 annual meeting for the election of these two Class II nominees.
DIRECTOR INDEPENDENCE
Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship that, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Based on information provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of Luis Solorzano, James E. Skinner, David R. Mitchell, Steven G. Carrel, Linda B. Abraham, Sarah M. Kauss and Kimberly H. Sheehy is an independent director under the Nasdaq listing rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other acts and circumstances that our Board deemed relevant in determining independence, including the beneficial ownership of our common stock by each non-employee director (and related entities) and the transactions involving them described in the section entitled “Related Person Transactions.”
BOARD NOMINATIONS AND DIRECTOR NOMINATION PROCESS
The Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between the annual meetings of stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its Board membership recommendations, the Nominating and Corporate Governance Committee may also consider advice and recommendations from others, including third-party search firms, current Board members, management, stockholders and other persons, as it deems appropriate.
The Nominating and Corporate Governance Committee uses a variety of methods to identify and evaluate potential candidates. Consideration of candidates typically involves a series of internal discussions, review of candidate information and interviews with selected candidates. The Nominating and Corporate Governance Committee will consider the candidate against the criteria it has adopted, as further discussed below, in the context of the Board’s then-current composition and the needs of the Board and its committees, and will ultimately recommend qualified candidates for election to the Board. Though the Nominating and Corporate Governance Committee does not have a formal policy regarding consideration of director candidates recommended by stockholders, the Nominating and Corporate Governance Committee generally expects to evaluate any such candidates in the same manner by which it evaluates director candidates recommended by other sources.

As detailed in both the Nominating and Corporate Governance Committee Charter and the Corporate Governance Guidelines, director candidates are selected based on various criteria, including character, track record of accomplishment in leadership roles and diversity, as well as their professional and corporate expertise, skills and experience and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board.
All candidates are considered in light of the needs of the Board with due consideration given to the foregoing criteria. Board members are expected to prepare for, attend and participate in all Board and applicable committee meetings and the Company’s annual meetings of stockholders.
In addition, pursuant to the Stockholders Agreement entered into among the Company, TRP Capital Partners, LP (“TRP”), Acamar Partners Sponsor I LLC (“Acamar Sponsor”) and Michael W. Bor:
•
Michael W. Bor would be nominated to our Board so long as he was chief executive officer or he, together with his affiliated family trusts, held at least 10% of the outstanding shares of our common stock (for purposes of the Stockholders Agreement, “outstanding” shares does not give effect to shares issuable upon exercise or conversion of another security);

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TRP will have the right to nominate two directors to our Board so long as it holds at least 10% of the outstanding shares of our common stock;

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Acamar Sponsor will have the right to nominate two directors to our Board, one of whom must be an independent director, so long as Acamar Sponsor (or its managing members, collectively) holds at least 3% of the outstanding shares of our common stock; and

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all other directors (who will be independent) will be nominated by the Nominating and Corporate Governance Committee.

A stockholder may nominate candidates for election as a director, provided that the nominating stockholder follows the procedures set forth in Section 2.13 of the Company’s Amended and Restated Bylaws for nominations by stockholders of persons to serve as directors, including the requirements of timely notice and certain information to be included in such notice. Deadlines for stockholder nominations for next year’s annual meeting are included in the “Requirements, Including Deadlines, for Submission of Proxy Proposals” section of this proxy statement.
BOARD QUALIFICATIONS AND DIVERSITY
The Nominating and Corporate Governance Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences, and other differentiating characteristics, is an important element of its nomination recommendations. The Nominating and Corporate Governance Committee has not identified any specific minimum qualifications that must be met for a person to be considered as a candidate for director. However, Board candidates are selected based upon various criteria, including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee and Board review these factors, including diversity of gender, ethnicity, race, nationality, age, skills and experience, in considering candidates for Board membership.
INFORMATION REGARDING THE NOMINEES FOR ELECTION TO THE BOARD
The following information is furnished with respect to each nominee for election as a director. Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. If a nominee is unavailable to stand for election as a director, your proxy holders will have the authority and discretion to vote for another nominee proposed by the Board. The ages of the nominees are as of the date of the 2022 annual meeting, June 2, 2022.

Steven G. Carrel
Director since January 2021
Age: 47
Current Board Committees: Nominating and Corporate Governance Committee

Career Highlights
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Managing Director of TRP, a transportation private equity investment fund, from 1998 to 2002 and from 2004 to present

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Analyst in the Investment Banking Division of Merrill Lynch from 1996 to 1998

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Graduate of Pennsylvania State University (BS) and Harvard Business School (MBA)

Skills and Qualifications

 Expertise in automotive, transportation, retail and transportation services industries

 Over 20 years of investing and industry experience

 Deep and intimate knowledge of the Company’s business as a Managing Director of TRP and member of the CarLotz board of directors prior to the Merger (as defined below)

James E. Skinner
Director since February 2020
Age: 68
Current Board Committees: Audit Committee and
Nominating and Corporate Governance Committee (Chair)

Career Highlights
•
Retired Vice Chairman of Neiman Marcus Group (NMG), a luxury fashion retailer, from 2001 to 2016; also served as Chief Operating Officer and Chief Financial Officer for NMG

•
Various positions at CompUSA, a pioneer in computer retailing, from 1991 to 2000, including Executive Vice President and Chief Financial Officer

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16 years with Ernst & Young until 1991, including the last four years as a partner

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Graduate of Texas Tech University (B.B.A.) with a CPA in Texas

Other Public Company Directorships (Current and in Last Five Years):
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Director of Ares Commercial Real Estate Corporation since 2016

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Former director of Acamar Partners Acquisition Corp., Fossil Group, Inc. and Hudson Group

Skills and Qualifications

 Over 30 years of finance, accounting and broad executive experience

 Certified Public Accountant with experience in public accounting and public companies

 Public company board experience, including chairing audit and compensation committees

The Board of Directors recommends a vote “FOR” the election of each of the foregoing two Class II nominees to the Board of Directors.
Proxies solicited by the Board of Directors will be voted “FOR” the election of each of the two Class II nominees named in this proxy statement and on the proxy card unless stockholders specify a contrary vote.

INFORMATION REGARDING CONTINUING MEMBERS OF THE BOARD
The following information is furnished with respect to each director whose term continues beyond the 2022 annual meeting and who is not subject to election this year. The ages of the continuing directors are as of the date of the 2022 annual meeting, June 2, 2022.
Linda B. Abraham
Director since January 2021
Age: 59
Current Board Committees:
Compensation Committee (Chair)

Career Highlights
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Managing Director of Crimson Capital, which invests in and advises early-stage technology companies spanning data and analytics, cybersecurity, machine learning, e-commerce, educational technology and virtual reality, since 2014

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Co-Founder and Executive Vice President of comScore from 1999 to 2013

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Co-Founder of Paragren Technologies, today owned by Oracle, and served in various roles at Procter & Gamble and Information Resources, Inc., where she developed and commercialized a series of data-driven analytical products

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Graduate of Penn State University (BS)

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Fellow in the Stanford University Distinguished Careers Institute

Other Public Company Directorships (Current and in Last Five Years):
•
Director of SITE Centers Corp. since 2018

Skills and Qualifications Extensive experience as a technology entrepreneur Expert in consumer analytics Served on the boards of various public and private companies
Sarah M. Kauss
Director since January 2021
Age: 47

Career Highlights
•
Founder of S’well, which manufactures reusable, insulated products for the retail and wholesale market, and its Chairwoman from 2010 to 2022 and its Chief Executive Officer from 2010 to 2020

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Former CPA at Ernst & Young

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Graduate of the University of Colorado at Boulder (BS) and Harvard Business School (MBA)

Other Public Company Directorships (Current and in Last Five Years):
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Director of Thorne HealthTech since 2021

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Director of Desenio AB since 2021

•
Director of Athena Consumer Acquisition Corp. since 2022

Skills and Qualifications Extensive experience in retail Experience founding and leading a successful retail company Experience and expertise in finance and accounting

David R. Mitchell
Director since January 2021
Age: 55
Current Board Committees: Audit Committee

Career Highlights
•
Managing Director of TRP, a transportation private equity investment fund, since 2002

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Founding partner of Kaufman Peters, a small growth consulting firm, from 2000 to 2002

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Vice President with RJ Peters & Company from 1999 to 2000

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Senior Manager, Manager and Senior Consultant with Deloitte Consulting in the automotive and manufacturing practice from 1994 to 1999

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Senior Consultant with Accenture (formerly Andersen Consulting) from 1989 to 1992

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Graduate of the University of Notre Dame (BS) and the Stanford University Graduate School of Business (MBA)

Other Public Company Directorships in Last Five Years:
•
Former director of Spy Optic, Inc.

Skills and Qualifications

 Expertise in several industries, including automotive, transportation, consumer products, retail and building products

 Advised numerous clients in the areas of strategy, organization design, cost reduction, supply chain management, manufacturing and information technology

 Deep and intimate knowledge of the Company’s business as a Managing Director of TRP and member of the CarLotz board of directors prior to the Merger (as defined below)

Lev Peker
Director since April 2022
Age: 40
Chief Executive Officer

Career Highlights
•
Chief Executive Officer of CarParts.com, Inc. from January 2019 to April 2022

•
Chief Marketing Officer of Adorama Camera Inc. from August 2015 to December 2018

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Senior Director and General Manager of eCommerce Strategy and Operations of Sears Holding Corporation from August 2014 to July 2015

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Various positions at CarParts.com, Inc. (formerly U.S. Auto Parts Network, Inc.) from April 2008 to July 2014

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Senior Financial Analyst at Smart & Final, Inc. from October 2007 to March 2008

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Senior Analyst at KPMG from October 2006 to October 2007

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Senior Associate at Pricewaterhousecoopers LLP from July 2004 to October 2006

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Graduate of University of Southern California (BS) and University of California, Los Angeles (MBA)

Other Public Company Directorships in Last Five Years:
•
Former director of CarParts.com, Inc.

Skills and Qualifications

 Valuable experience leading a consumer facing, technology-enabled and operationally complex business, with industry capabilities in online retail and a track record of shareholder value creation

 Experience and expertise in finance, accounting and marketing

Kimberly H. Sheehy
Director since January 2021
Age: 58
Current Board Committees: Audit Committee (Chair)
and Compensation Committee

Career Highlights
•
Chief Financial Officer of ResMan LLC, a privately owned software company providing software solutions to multi-family residential property managers, from 2019 to 2020

•
Chief Financial Officer of Lori’s Gifts Inc., a privately owned retail company serving hospitals throughout the U.S., from 2018 to 2019

•
Chief Financial Officer of Stackpath LLC, a privately held entity offering a secure edge platform from 2015 to 2017

•
Chief Financial and Administrative Officer of CyrusOne Inc, a public real estate investment trust specializing in engineering, building and managing data center properties from 2012 to 2015

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Various roles, including Treasurer and Vice President of Investor Relations, Vice President of Finance and Treasurer, Vice President of Financial Planning and Analysis and Managing Director of Corporate Tax, at Cincinnati Bell Inc. from 1996 to 2012

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Accounting and tax positions at Ernst & Young from 1989 to 1996

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Graduate of the University of Cincinnati (BA) with a CPA in Ohio

Other Public Company Directorships (Current and in Last Five Years):
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Director of Switch Inc. since 2017

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Director of Evolv Technologies since 2021

Skills and Qualifications

 Over 30 years of tax, accounting, financial and executive experience

 Certified Public Accountant with experience in public accounting and public companies

 Public company board experience, including serving as a chair of an audit committee

Luis Solorzano
Director since November 2018
Age: 49
Chairman of the Board
Current Board Committees:
Compensation Committee and Nominating and
Corporate Governance Committee

Career Highlights
•
Partner and Chief Executive Officer of Acamar Partners since 2018

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Partner, Managing Director and Chairman of the Latin America’s Investment Committee of Advent International from 2001 to 2017

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Co-founder of Brabex Capital, an investment management firm

Skills and Qualifications

 20 years of investment experience across various sectors and geographies

 Played a significant role in supporting portfolio companies in the design and implementation of various strategic, operating and financial value creation initiatives

•
Graduate of the Instituto Tecnológico Autónomo de México (ITAM) (Economics degree (cum laude)) and Harvard Business School (MBA)

Other Public Company Directorships (Current and in Last Five Years):
•
Director of Grupo Aeroportuario Centro Norte, S.A.B. de C.V. since April 2018

•
Former director of Acamar Partners Acquisition Corp.

Investment experience covers both the Americas and Europe Served on the boards of various public and private companies

BOARD STRUCTURE AND CORPORATE GOVERNANCE
ROLE OF THE BOARD
The Board oversees the Company’s CEO and other senior management in the competent and ethical operation of the Company and assures that the long-term interests of the stockholders are being served. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Company’s Corporate Governance Guidelines are available on the investor relations page of our website, investors.carlotz.com, by clicking on the “Governance” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the Securities and Exchange Commission (the “SEC”).
BOARD LEADERSHIP
Neither the Company’s Amended and Restated Bylaws nor the Company’s Corporate Governance Guidelines require that the Company separate the roles of Chairman of the Board and CEO, and the Board does not have a policy on whether the same person should serve as both the CEO and Chairman of the Board, or if the roles must remain separate. The Board believes that it should have the flexibility to make these determinations from time to time in the way that it believes best to provide appropriate leadership for the Company under then-existing circumstances.
At present, the Board has chosen to separate the positions of CEO and Chairman of the Board. Our Board believes that this is the most effective Board leadership structure for the Company at this time, as it promotes efficient development and execution of our strategy. This structure allows us to have a Chairman focused on the leadership of the Board, providing our Chief Executive Officer with the ability to focus more of his time and energy on managing our operations. Mr. Solorzano is the independent Chairman of the Board, and his experience serving on the Board, as well as other public and private company boards, positions him to effectively lead the Board. The Chair regularly solicits input from the CEO and independent directors as to the additional matters to place on the Board agenda and the information that would be useful for their review and consideration. All of the Board’s standing committees are composed solely of, and chaired by, independent directors.
EXECUTIVE SESSIONS
The independent directors of the Company meet in executive session at every regularly scheduled Board meeting. The Company’s Corporate Governance Guidelines state that the Chairman of the Board (if an independent director) or the Lead Independent Director (if the Chairman of the Board is not an independent director) shall preside at such executive sessions or, in such director’s absence, another independent director appointed by the independent directors. Currently, Mr. Solorzano, our Chairman of the Board, presides at the executive sessions of our independent directors.
BOARD MEETINGS AND ATTENDANCE
The Board held 14 meetings during 2021. Each director attended at least 75% of the meetings of the Board and Board committees on which they served during 2021. As stated in our Corporate Governance Guidelines, each director is expected to attend all annual meetings of stockholders. All of the directors who then served on the board attended our 2021 annual meeting of stockholders.

BOARD COMMITTEES
Our Board has an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of our committees operates pursuant to a written charter. Copies of the committee charters are available on the investor relations page of our website, investors.carlotz.com, by clicking on the “Governance” tab. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.
The following table sets forth the current membership of each committee of the Board:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Linda B. Abraham
Steven G. Carrel
Sarah M. Kauss
David R. Mitchell
Lev Peker*
Kimberly H. Sheehy
James E. Skinner
Luis Solorzano**
* Chief Executive Officer
** Chairman of the Board
A description of each Board committee is set forth below.
Audit Committee
Meetings Held in 2021: 8
Primary Responsibilities: The purpose of the Audit Committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist our Board in overseeing and monitoring:
•
the quality and integrity of our financial statements;

•
our compliance with legal and regulatory requirements;

•
our independent registered public accounting firm’s qualifications and independence;

•
the performance of our internal audit function; and

•
the performance of our independent registered public accounting firm.

Independence: Each member of the Audit Committee qualifies as an independent director under the Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has determined each member of our Audit Committee qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of Nasdaq.

Compensation Committee
Meetings Held in 2021: 5
Primary Responsibilities: The purpose of the Compensation Committee is to assist our Board in discharging its responsibilities relating to:
•
setting our compensation program and compensation of our executive officers and directors;

•
monitoring our incentive and equity-based compensation plans; and

•
preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC.

Independence: All of the members of the Compensation Committee are independent under Nasdaq rules (including the enhanced independence requirements for compensation committee members).
Nominating and Corporate Governance Committee
Meetings Held in 2021: 4
Primary Responsibilities: The purpose of the Nominating and Corporate Committee is to assist our Board in discharging its responsibilities relating to:
•
identifying individuals qualified to become new Board members, consistent with criteria approved by our Board;

•
reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that our Board select, the director nominees for the next annual meeting of stockholders;

•
identifying Board members qualified to fill vacancies on any Board committee and recommending that our Board appoint the identified member or members to the applicable committee;

•
reviewing and recommending to our Board corporate governance principles applicable to us;

•
overseeing the evaluation of our Board and management; and

•
handling such other matters that are specifically delegated to the committee by our Board from time to time.

Independence: All of the members of the Nominating and Corporate Governance Committee are independent under Nasdaq rules.
BOARD AND COMMITTEE EVALUATION PROCESS
The Nominating and Corporate Governance Committee oversees the annual evaluation process of the Board and each of its committees. Once the evaluation process is complete, the Nominating and Corporate Governance Committee reports to the full Board the results, including any recommendations, which are discussed by the full Board and each committee, as applicable, and changes in practices or procedures are considered and implemented as appropriate.
The Nominating and Corporate Governance Committee periodically reviews the format of the evaluation process to ensure that actionable feedback is solicited on the operation and effectiveness of the Board, the Board committees and each Board member. The Nominating and Corporate Governance Committee also utilizes the results of this self-evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees.

BOARD DIVERSITY MATRIX
The following table describes the gender identity and demographic background of our Board as of April 29, 2022:
Total Number of Directors	8
	Female	Male
Part 1: Gender Identity
Directors	3	5
Part II: Demographic Background
Hispanic or Latinx	0	1
White	3	4
BOARD’S RISK OVERSIGHT
Our Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting to our Board by the Audit Committee. The Audit Committee represents our Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, the Audit Committee reviews and discusses all significant areas of our business and summarizes for our Board certain areas of risk and the appropriate mitigating factors. In addition, our Board receives periodic detailed operating performance reviews from management.
CORPORATE GOVERNANCE DOCUMENTS
The Board has adopted the following corporate governance documents:
Document	Purpose/Application
Code of Conduct	Applies to all of the Company’s employees, officers and directors, including those officers responsible for financial reporting.
Code of Ethics for Principal Executive and Senior Financial Officers	Applies to the Company’s principal executive officer, principal financial and accounting officer and all other senior financial officers.
Corporate Governance Guidelines	Contains general principles regarding the functions of the Board and its committees.
Committee Charters	Apply to the following Board committees, as applicable: Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee.
We expect that any amendment to or waiver of the codes of ethics that apply to executive officers or directors will be disclosed on the Company’s website. The foregoing documents are available on the investor relations page of our website, investors.carlotz.com, by clicking on the “Governance” tab and in print to any stockholder who requests them. Requests should be made to CarLotz, Inc., Investor Relations, 3301 W. Moore Street, Richmond, Virginia 23230.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Mr. Solorzano was the Chief Executive Officer of Acamar Partners prior to the completion of the merger pursuant to that certain Agreement and Plan of Merger, dated as of October 21, 2020 (as amended by Amendment No. 1, dated December 16, 2020), by and among CarLotz, Inc. (f/k/a Acamar Partners Acquisition Corp.), Acamar Partners Sub, Inc., a wholly owned subsidiary of CarLotz, Inc., and CarLotz Group, Inc. (f/k/a CarLotz, Inc.) (“pre-Merger CarLotz”), pursuant to which Acamar Partners Sub, Inc. merged with and into pre-Merger CarLotz, with pre-Merger CarLotz surviving as the surviving company and as a wholly owned subsidiary of CarLotz, Inc. (the “Merger”). None of Acamar Partners’ officers or directors received any cash compensation for services rendered to Acamar Partners. Mr. Solorzano was not a member of the Compensation Committee while he was an officer of Acamar Partners. Other than Mr. Solorzano, no member of the Compensation Committee was at any time during 2021, or at any other time, one of our officers or employees. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee.
COMPENSATION CONSULTANT
In connection with the Merger, CarLotz’s management retained the services of Frederic W. Cook & Co., Inc. (“FW Cook”) to assist in determining the appropriate amounts, types and mix of compensation for our executive officers and directors in connection with the Merger and thereafter. FW Cook provided competitive market data, based on its review of proxy statement data, survey data, current industry trends, existing employment arrangements, equity share usage and dilution and other factors specifically related to the Company, as context for decisions on the level of base salary and incentive cash bonus opportunity to be set for each executive officer, as well as the amount, type and vesting schedules of equity awards to be granted to each executive officer. Leveraging similar market sources, FW Cook also recommended the structure of a non-employee director compensation program that is competitive from a pay magnitude standpoint with similarly sized public companies and aligned with strong governance practices. CarLotz considered these recommendations, along with the Company’s and the individual’s overall performance and the unique circumstances associated with any individual executive or director, in determining these compensation levels, although no particular executive or director compensation peer group percentile was targeted for any of our executive officers or directors.
The Compensation Committee charter provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser.
FW Cook did not provide any other services for the Compensation Committee beyond those herein described in the year 2021. The Compensation Committee determined that the work provided by FW Cook in 2021 did not raise any conflict of interest.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD
Any stockholder or other interested parties desiring to communicate with the Board, the Chairman of the Board, a committee of the Board or any of the independent directors individually or as a group regarding the Company may directly contact such directors by delivering such correspondence to the Company’s General Counsel at CarLotz, Inc., 3301 W. Moore Street Richmond, Virginia 23230. Our General Counsel reviews all such correspondence and forwards to the applicable director(s) copies of all such applicable correspondence.
The Audit Committee has established procedures for employees, stockholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, auditing or any other relevant matters.

DIRECTOR COMPENSATION
We use a combination of cash and stock-based incentive compensation to attract and retain independent, qualified candidates to serve on the Board. The Board makes all director compensation determinations after considering the recommendations of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews director compensation annually, assisted periodically by an independent compensation consultant (most recently by FW Cook in the fourth quarter of 2021). In setting director compensation, we consider various factors, including market comparison studies and trends, the responsibilities of directors generally, including committee chairs, and the significant amount of time that directors expend in fulfilling their duties. In establishing the non-employee director compensation recommendations, the Nominating and Corporate Governance Committee utilized a balance of cash and equity, with the majority of the compensation delivered through equity grants. Directors who also serve as employees of the Company do not receive payment for service as directors.
Based in part on FW Cook’s review of our director compensation program and those of the Company’s then-current proxy comparator group (which was also used in executive compensation benchmarking), the Nominating and Corporate Governance Committee recommended, and the Board approved, certain changes to our director compensation program, as indicated below.
Cash and Stock Retainers
Non-employee directors who served for the entirety of 2021 (service began on the date of the consummation of the Merger, January 21, 2021) were entitled to receive:
Components of Director Compensation Program For 2021 Service(1):	Annual Amount	Form of Payment
Annual Cash Retainer	$40,000	Cash
Annual Stock Retainer(2)	$135,000	Restricted Stock Units
Lead Independent Director Fee(3)	$20,000	Cash
Audit Committee Chair Fee(4)	$15,000	Cash
Audit Committee Member Fee(4)	$7,500	Cash
Compensation Committee Chair Fee	$12,000	Cash
Compensation Committee Member Fee	$6,000	Cash
Nominating and Corporate Governance Chair Fee	$8,000	Cash
Nominating and Corporate Governance Member Fee	$4,000	Cash

(1)
The Company’s Non-Employee Director Compensation Policy was amended on April 7, 2021 to include Steven G. Carrel, David R. Mitchell and Luis Solorzano.

(2)
Pursuant to our Policy on Granting Equity Awards, unless specifically provided otherwise by the Compensation Committee or the Board, annual grants for directors are effective on the date of the annual meeting at which the director was elected or re-elected. The grant is eligible to vest on the earlier of (i) the day immediately preceding the date of the first annual meeting of Company stockholders following the date of grant; and (ii) the first anniversary of the date of grant, subject to the non-employee director’s continuous service through the applicable vesting date. Each director received a prorated portion of such award in connection with the Merger.

(3)
Effective as of October 26, 2021, the Board approved to pay the Company’s Lead Independent Director a cash retainer of $20,000. Effective as of March 15, 2022, the Board separated the roles of Chairman and Chief Executive Officer and approved to pay the Chairman of the Board a cash retainer of $50,000. This payment replaces the Lead Independent Director cash retainer of $20,000.

(4)
The Board approved an increase to the fees paid to the Audit Committee Chair (increased from $15,000 to $20,000) and the Audit Committee’s members (increased from $7,500 to $10,000) to be effective as of the date of the annual meeting of stockholders on June 2, 2022.

Annual cash and stock retainers and any applicable fees described above are prorated for non-employee directors who begin such service on a date other than the date of the Company’s annual meeting of stockholders. Directors do not receive fees for attending Board or committee meetings. All of our directors are reimbursed for reasonable expenses incurred in connection with attending Board meetings, committee meetings and director education events.
Director Compensation Paid in 2021
The following table sets forth information concerning the compensation of our non-employee directors for the year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Linda B. Abraham	49,151	173,407	222,558
Steven G. Carrel	29,479	173,407	202,886
Sarah M. Kauss	50,568	173,407	223,975
David R. Mitchell	29,479	173,407	202,886
Kimberly H. Sheehy	55,767	173,407	229,174
James E. Skinner	52,459	173,407	225,866
Luis Solorzano	40,521	173,407	213,928

(1)
Amounts reflect the full grant date fair value of restricted stock units granted during 2021 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. For information regarding assumptions underlying the valuation of stock awards, see Note 17 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 15, 2022.

Outstanding Director RSU Awards
The table below shows the aggregate number of unvested restricted stock units held as of December 31, 2021 by each non-employee director who was serving as of December 31, 2021.
Name	Number of Unvested Restricted Stock Units Outstanding at Fiscal Year End
Linda B. Abraham	24,770
Steven G. Carrel	24,770
Sarah M. Kauss	24,770
David R. Mitchell	24,770
Kimberly H. Sheehy	24,770
James E. Skinner	24,770
Luis Solorzano	24,770

BENEFICIAL OWNERSHIP OF
THE COMPANY’S COMMON STOCK
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 12, 2022 of: (1) each person or entity who beneficially owns more than 5% of any class of the Company’s voting securities of which 114,077,043 shares of common stock were outstanding as of April 12, 2022; (2) each of our directors, director nominees and named executive officers; and (3) all of our current directors, director nominees and current executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each stockholder will have sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote to the following table. The percentage calculations below are based on 114,077,043 shares of our common stock outstanding as of April 12, 2022, rather than the percentages set forth in any stockholder’s Schedule 13D or Schedule 13G filing. Unless otherwise indicated in a footnote, the business address of each person is our corporate address, c/o CarLotz, Inc., 3301 W. Moore Street Richmond, Virginia 23230.
	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)
5% BENEFICIAL OWNERS
TRP(3)	21,799,776	19.1%
Tremblant Capital Group(4)	7,516,338	6.6%
NAMED EXECUTIVE OFFICERS AND DIRECTORS
Michael W. Bor(5)	11,683,558	10.1%
John W. Foley II(6)	1,041,025	*
Daniel A. Valerian(7)	1,041,030	*
David R. Mitchell(3)	21,799,776	19.1%
Steven G. Carrel(3)	21,799,776	19.1%
Luis Solorzano(8)	6,223,803	5.2%
James E. Skinner(9)	40,049	*
Linda B. Abraham(10)	30,049	*
Sarah M. Kauss(11)	30,049	*
Kimberly H. Sheehy(12)	30,049	*
All executive officers and directors as a group (14 persons)(13)	28,874,956	24.8%

*
Less than one percent

(1)
The number of shares includes restricted stock units subject to vesting requirements and options exercisable within 60 days of April 12, 2022.

(2)
Shares subject to restricted stock units vesting and options exercisable within 60 days of April 12, 2022 are considered outstanding for the purpose of determining the percent of the class held by the holder of such restricted stock units or options, but not for the purpose of computing the percentage held by others.

(3)
Includes 49,540 shares of common stock underlying restricted stock units that vest within 60 days of April 12, 2022. Does not include 2,287,420 shares of common stock (“Earnout Shares”) issuable upon the satisfaction of certain conditions. TRP Capital Management, LLC (“TRP Capital”) is the general partner of TRP. Each of David R. Mitchell, Steven G. Carrel, Michael A. DiRienzo and James A. Hislop have shared voting and investment power over Company securities held by TRP. TRP Capital and each of Messrs. Mitchell, Carrel, DiRienzo and Hislop may be deemed to own all of the outstanding shares of common stock held by TRP. Each of TRP Capital and

Messrs. Mitchell, Carrel, DiRienzo and Hislop disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. The business address of TRP Capital Partners, LP is 380 N. Old Woodward Ave., Suite 205, Birmingham, Michigan 48009.
(4)
This information is based on a Schedule 13G filed with the SEC on February 1, 2021 by Tremblant Capital Group, which reports sole and dispositive voting power with respect to 7,516,338 shares of common stock.

(5)
Consists of (a) 8,914,303 shares of common stock held by Mr. Bor, (b) 952,593 shares of common stock held in trust by Katherine G. Bor, Trustee of the Michael W. Bor 2020 Irrevocable Family Trust dated October 16, 2020, (c) 352,593 shares of common stock held in trust by Michael W. Bor, Trustee of the Michael W. Bor 2020 Qualified Grantor Retained Annuity Trust dated October 16, 2020, (d) 1,442,043 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2022 and (e) 22,026 shares of common stock underlying restricted stock units that vest within 60 days of April 12, 2022. Does not include 1,107,469 Earnout Shares, which may be issued upon the satisfaction of certain conditions. Mr. Bor’s last date of employment was on March 16, 2022.

(6)
Consists of (a) 7,773 shares of common stock held by Mr. Foley and (b) 1,033,252 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2022. Mr. Foley’s last date of employment was on April 8, 2022.

(7)
Consists of (a) 5,441 shares of common stock held by Mr. Valerian and (b) 1,173,191 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2022. Does not include 33,657 shares of common stock issuable pursuant to options that do not vest within 60 days of April 12, 2022, 23,127 shares of common stock underlying restricted stock units that do not vest within 60 days of April 12, 2022 or 118,091 shares of common stock underlying restricted stock units that will vest if certain conditions are met (“Earnout RSUs”). Mr. Valerian’s last date of employment was on April 15, 2022.

(8)
Consists of (a) 1,112,484 shares, (b) 24,770 shares of common stock underlying restricted stock units that vest within 60 days of April 12, 2022, and (c) 1,266,884 shares issuable upon the exercise of warrants that are currently exercisable held directly by Mr. Solorzano. In addition, includes 3,819,665 shares held by the Sponsor that are subject to forfeiture if certain conditions are not met prior to January 21, 2026 (“Founder Shares Subject to Forfeiture”). Each of Juan Carlos Torres Carretero, Luis Ignacio Solorzano Aizpuru, Raffaele R. Vitale, Joseba Asier Picaza Ucar and Juan Duarte Hinterholzer is a managing member of Acamar Sponsor. Each such person may thus be deemed to have beneficial ownership of the securities held directly by Acamar Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein. The business address of Acamar Sponsor is 1450 Brickell Avenue, Suite 2130, Miami, Florida 33131.

(9)
Consists of (a) 15,279 shares of common stock held by Mr. Skinner and (b) 24,770 shares of common stock underlying restricted stock units that vest within 60 days of April 12, 2022. Does not include securities held by Acamar Sponsor in which Mr. Skinner has an indirect pecuniary interest but over which Mr. Skinner does not have voting or dispositive control.

(10)
Consists of (a) 5,279 shares of common stock held by Ms. Abraham and (b) 24,770 shares of common stock underlying restricted stock units that vest within 60 days of April 12, 2022.

(11)
Consists of (a) 5,279 shares of common stock held by Ms. Kauss and (b) 24,770 shares of common stock underlying restricted stock units that vest within 60 days of April 12, 2022.

(12)
Consists of (a) 5,279 shares of common stock held by Ms. Sheehy and (b) 24,770 shares of common stock underlying restricted stock units that vest within 60 days of April 12, 2022.

(13)
Includes 685,682 shares of common stock issuable pursuant to options exercisable within 60 days of April 12, 2022, 173,390 shares of common stock underlying restricted stock units that vest within 60 days of April 12, 2022, 1,266,884 shares of common stock issuable upon the exercise of warrants and 3,819,665 Founder Shares Subject to Forfeiture. Does not include 128,063 shares of common stock underlying Earnout RSUs, 2,287,420 Earnout Shares and 725,496 shares of common stock underlying restricted stock units and 1,594,529 shares of common stock underlying options that do not vest within 60 days of April 12, 2022.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. In 2021, our “named executive officers” were as follows:
•
Michael W. Bor, our former Chief Executive Officer through March 16, 2022;

•
John W. Foley II, our former Chief Operating Officer through April 8, 2022; and

•
Daniel A. Valerian, our former Chief Technology Officer through April 15, 2022.

In 2022, the Company completed various management transitions, including a transition of the Company’s Chief Executive Officer and Chief Technology Officer. The Company’s Chief Operating Officer voluntarily stepped down as the Chief Operating Officer of the Company effective as of April 8, 2022. Messrs. Bor and Valerian will continue to consult with the Company for twelve months to ensure an orderly transition.
Overview
Our compensation policies and philosophies are designed to:
•
attract, retain and motivate senior management leaders who are capable of advancing our mission and strategy and, ultimately, creating and maintaining our long-term equity value. Such leaders must engage in a collaborative approach and possess the ability to execute our business strategy in an industry characterized by competitiveness and growth;

•
reward senior management in a manner aligned with our financial performance; and

•
align senior management’s interests with our stockholders’ long-term interests through equity participation and ownership.

Decisions with respect to the compensation of our executive officers, including our named executive officers, are made by the Compensation Committee.
Compensation for our executive officers has the following components: base salary; cash bonus opportunities; long-term incentive compensation; broad based employee benefits; supplemental executive perquisites; and severance benefits. Base salaries, broad-based employee benefits, supplemental executive perquisites and severance benefits are designed to attract and retain senior management talent. We also use annual cash bonuses and long-term equity awards to promote performance-based pay that aligns the interests of our named executive officers with the long-term interests of our equity-owners and to enhance executive retention.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2021 and 2020.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation ($)(5)	Total ($)
Michael W. Bor Former CEO	2021	577,846	450,000	1,985,768	13,287,492	—	77,781	16,378,887
	2020	345,457	—	—	—	—	27,957	382,989
John W. Foley II Former COO	2021	386,154	350,000	1,541,505	11,668,929	—	40,750	13,987,338
	2020	206,731	—	—	—	18,750	20,478	245,959

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation ($)(5)	Total ($)
Daniel A. Valerian(6) Former CTO	2021	329,231	150,000	1,438,403	8,619,612	—	15,641	10,552,887

(1)
Amounts represent the named executive officer’s base salary during the fiscal year covered.

(2)
In 2021, Messrs. Bor, Foley and Valerian received transaction bonuses equal to $450,000, $350,000 and $150,000, respectively, in connection with the consummation of the Merger.

(3)
Amounts reflect the sum of (i) the full grant date fair value of stock options, service vesting restricted stock units and performance-vesting restricted stock units granted during 2021 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named executive officer, and (ii) the incremental modification date fair value of stock options that were previously granted prior to 2021 to each of our named executive officers and amended in 2021 to fully vest upon the consummation of the Merger (such incremental modification date fair value for Messrs. Bor, Foley and Valerian was equal to $12,291,826, $11,171,096 and $8,271,132, respectively). For additional details regarding such amendments, please refer to “Narrative to Summary Compensation Table — Equity Compensation” below. The aggregate grant date fair value of performance-vesting restricted stock units reflected in the table above for Messrs. Bor, Foley and Valerian, which was based upon the probable outcome of the performance conditions as of the applicable grant date, was equal to $1,484,445, $1,290,844 and $1,262,940, respectively, and the maximum value of such awards for Messrs. Bor, Foley and Valerian would be $1,707,215, $1,484,561 and $1,452,470, respectively. For information regarding assumptions underlying the valuation of stock awards and options awards, see Note 17 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 15, 2022.

(4)
None of our named executive officers earned an annual cash bonus for 2021. In 2020, Mr. Foley received an annual cash incentive payment of $18,750 based on the achievement of certain performance goals relating to sales operations, dealer inventory, organizational development and personal development.

(5)
The amounts in this column for 2021 reflect the following:

•
For Mr. Bor, the cost of demonstration vehicles provided to him ($52,895), which costs consisted of vehicle cost, maintenance and insurance; employer matching contributions to the 401(k) plan ($11,526); employer contributions to his health savings account ($260); fees paid by the Company for participation in a concierge executive health program ($5,000); fees paid by the Company for parking ($600); and fees paid by the Company for participation in a professional association ($7,500).

•
For Mr. Foley, the cost of demonstration vehicles provided to him ($30,921), which costs consisted of vehicle cost, maintenance and insurance; employer matching contributions to the 401(k) plan ($9,569); and employer contributions to his health savings account ($260).

•
For Mr. Valerian, employer matching contributions to the 401(k) plan ($9,781); employer contributions to his health savings account ($260); fees paid by the Company for participation in a concierge executive health program ($5,000); and fees paid by the Company for parking ($600).

(6)
Mr. Valerian was not a named executive officer in 2020.

NARRATIVE TO SUMMARY COMPENSATION TABLE
Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The Company reviews salaries at least annually, taking into account, among other factors, Company and individual performance.
Bonuses
In 2021, our named executive officers participated in an annual bonus plan, which was based entirely upon the achievement of corporate objectives. The purpose of this annual bonus is to provide competitive incentives for executives who contribute to the Company’s success and to align our executives’ short-term compensation opportunity with the Company’s business objectives and performance expectations. No bonuses were earned by our named executive officers under the 2021 annual bonus plan as the threshold performance goals were not achieved.
In 2021, Messrs. Bor, Foley and Valerian received transaction bonuses in connection with the consummation of the Merger equal to $450,000, $350,000 and $150,000, respectively.
Equity Compensation
We maintain the CarLotz, Inc. 2011 Stock Incentive Plan, referred to as the 2011 Plan, and the CarLotz, Inc. 2017 Stock Option Plan, referred to as the 2017 Plan, which provide our employees (including the named executive officers), directors and consultants the opportunity to participate in the equity appreciation of our business through the receipt of stock options. We believe stock options function as a compelling retention tool.
The stock options outstanding under the 2011 Plan were originally scheduled to vest in equal annual installments over four years, subject to the option holder’s continuous employment with us through each of the applicable vesting dates. The stock options granted under the 2017 Plan were originally scheduled to vest only upon the achievement of certain internal rate of return or cash on cash return targets following a Change of Control (as defined in the 2017 Plan), subject to the option holder’s continuous employment through the date of such Change of Control. The consummation of the Merger did not constitute a Change of Control under the 2017 Plan, but our Board approved the acceleration of the vesting of all stock option awards, other than awards granted in August 2020, upon the consummation of the Merger. Each option issued under the 2011 Plan or the 2017 Plan that was outstanding immediately prior to the Effective Time, whether vested or unvested, was generally cancelled and automatically converted into: (i) the right to receive an amount in cash; (ii) a number of stock options; and (iii) a number of restricted stock units that will vest when certain earnout requirements are met.
Our Board adopted, and stockholders approved, the CarLotz, Inc. 2020 Incentive Award Plan, referred to as the 2020 Plan, to provide for equity award grants upon and following the consummation of the Merger.
No further awards will be made under the 2017 Plan or the 2011 Plan.
We offer equity-based awards to our named executive officers as the long-term incentive component of our compensation program. In 2021, equity-based awards for our named executive officers were granted in the form of restricted stock units and stock options under our 2020 Plan. Stock options align executives’ realizable compensation with the creation of stockholder value and serve as an effective long-term incentive vehicle to retain talent and incentivize performance. Executives only realize value from options if our stock price increases following the grant date. Restricted stock units support retention and provide alignment with stockholders’ interests during the vesting term. Generally, our equity-based awards vest over three or four years, subject to the employee’s continued employment with us on each vesting date.
Other Elements of Compensation
Retirement Plans
We currently maintain the CarLotz, Inc. 401(k) Plan, referred to as the 401(k) Plan, a tax-qualified defined contribution retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Internal Revenue Code of 1986, as amended, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. We believe that providing a vehicle for tax-deferred retirement savings through the 401(k) Plan adds to the overall desirability of our executive compensation package and further incentivizes our employees. We make matching contributions of up to 3% of each eligible employee’s gross wages. The matching contributions vest based on years of service with the Company, with 25% of such contributions vesting for each year of service.
Employee Benefits and Perquisites
Health/Welfare Plans.   All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•
medical, dental and vision benefits;

•
health savings accounts;

•
short-term disability insurance;

•
life insurance; and

•
employee assistance program.

We believe the benefit plans described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
Perquisites.   We provide our named executive officers with certain perquisites and other personal benefits. Such perquisites and other personal benefits include provision of demonstration vehicles, employer matching contributions to the 401(k) plan, employer contributions to the named executive officers’ health savings accounts, participation in a concierge executive health program, Company payment for parking costs and fees paid by the Company for participation in professional associations.
We believe the perquisites and other personal benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes with respect to any of the compensation or perquisites paid or provided by the Company.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of Company common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021.
	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Michael W. Bor	1/21/21(1)	254,818	—	—	0.64	8/31/22	—	—	—	—
	1/21/21(1)	613,480	—	—	0.92	4/23/28	—	—	—	—
	1/21/21(1)	509,637	—	—	0.92	2/4/30	—	—	—	—
	1/21/21(2)	—	128,218	—	11.35	1/21/31	—	—	—	—
	1/21/21(3)	—	—	—	—	—	—	—	138,800	315,076
	6/11/21(2)	—	—	—	—	—	88,106	200,001	—	—
John W. Foley II	1/21/21(4)	178,373	—	—	0.64	8/31/22	—	—	—	—
	1/21/21(4)	613,480	—	—	0.92	5/14/28	—	—	—	—
	1/21/21(4)	407,710	—	—	0.92	11/1/29	—	—	—	—
	1/21/21(5)	—	64,109	—	11.35	1/21/31	—	—	—	—
	1/21/21(3)	—	—	—	—	—	—	—	120,698	273,984
	6/11/21(5)	—	—	—	—	—	44,053	100,000	—	—
Daniel A. Valerian	1/21/21(6)	101,928	—	—	0.24	8/31/22	—	—	—	—
	1/21/21(6)	305,782	—	—	0.64	8/31/22	—	—	—	—
	1/21/21(6)	61,156	—	—	0.92	4/23/28	—	—	—	—
	1/21/21(6)	509,637	—	—	0.92	11/1/29	—	—	—	—
	1/21/21(6)	183,469	—	—	0.92	8/10/30	—	—	—	—
	1/21/21(7)	—	44,876	—	11.35	1/21/31	—	—	—	—
	1/21/21(3)	—	—	—	—	—	—	—	118,091	268,067
	6/11/21(7)	—	—	—	—	—	30,837	70,000	—	—

(1)
Each award was fully vested as of December 31, 2021. Each such award was received in the Merger in exchange for options to purchase shares of Former CarLotz that were held by Mr. Bor. With respect to Mr. Bor’s stock option awards granted on January 21, 2021: (i) the 254,818 stock options with an exercise price per share of $0.64 will remain exercisable for three months following the date of his termination of employment; and (ii) the stock options with an exercise price per share of $0.92 will remain exercisable until their respective original expiration dates.

(2)
Each award provides for 25% of the award to vest on each of the first four anniversaries of January 21, 2021, subject to Mr. Bor’s continuous service through the applicable vesting dates. With respect to Mr. Bor’s stock option award granted on January 21, 2021, 25% vested in the ordinary course on January 21, 2022 and an additional 25% vested on the date of his termination of employment. Such vested portions of the option will remain exercisable for three months following the date of his termination of employment. The remaining unvested portion of the option was automatically cancelled and forfeited on the date of his termination of employment. With respect to Mr. Bor’s restricted stock unit award granted on June 11, 2021, 25% vested in the ordinary course on January 21, 2022, an additional 25% vested on the date of his termination of employment and the remaining unvested portion of the restricted stock unit award was automatically cancelled and forfeited on the date of his termination of employment.
(3)
Award will vest if certain performance conditions are met. Specifically, (i) 50% of each such award will vest if, on or prior to January 21, 2026, the closing trading price of the Company’s common stock exceeds $12.50 per share (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions) for any 20 trading days out of any consecutive 30-trading day period, and (ii) the remaining 50% of each such award will vest if, on or prior to January 21, 2026, the closing trading price of the Company’s common stock exceeds $15.00 per share (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions) for any 20 trading days out of any consecutive 30-day trading period, in each case, subject to Mr. Bor’s continuous service through the date such price targets are met. Any unvested portion of each such award will vest if there is a “change in control” (as defined in the applicable award agreement) on or prior to January 21, 2026 that results in the holders of the Company common stock receiving a per share price equal to or in excess of $10.00 (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the common stock). The entirety of the earnout-vesting restricted stock unit awards granted on January 21, 2021 to each of the named executive officers was automatically cancelled and forfeited on the date of their respective terminations of employment.

(4)
Each award was fully vested as of December 31, 2021. Each such award was received in the Merger in exchange for options to purchase shares of Former CarLotz that were held by Mr. Foley. With respect to Mr. Foley’s stock option awards granted on January 21, 2021: (i) 151,617 of the 178,373 stock options with an exercise price per share of $0.64 will remain exercisable for three months following the date of his termination of employment (the remaining 26,756 stock options were cancelled and forfeited as of the date of his termination of employment pursuant to Mr. Foley’s separation agreement); (ii) 521,458 of the 613,480 stock options with an exercise price per share of $0.92 will remain exercisable until May 14, 2028 (the remaining 92,022 stock options were cancelled and forfeited as of the date of his termination of employment pursuant to Mr. Foley’s separation agreement); and (iii) 346,554 of the 407,710 stock options with an exercise price per share of $0.92 will remain exercisable until November 1, 2029 (the remaining 61,156 stock options were cancelled and forfeited as of the date of his termination of employment pursuant to Mr. Foley’s separation agreement).

(5)
Each award provides for 25% of the award to vest on each of the first four anniversaries of January 21, 2021, subject to Mr. Foley’s continuous service through the applicable vesting dates. With respect to Mr. Foley’s 64,109 stock options granted on January 21, 2021, 16,027 vested in the ordinary course on January 21, 2022, of which 13,623 will remain exercisable for three months following the date of his termination of employment and the remaining 2,404 of which were cancelled and forfeited on the date of his termination of employment pursuant to Mr. Foley’s separation agreement (the remaining 48,028 stock options that had not vested in the ordinary course were automatically cancelled and forfeited as of the date of his termination of employment). With respect to Mr. Foley’s restricted stock unit award granted on June 11, 2021, 25% vested in the ordinary course on January 21, 2022 and the remaining unvested portion of the restricted stock unit award was automatically cancelled and forfeited on the date of his termination of employment.

(6)
Each award was fully vested as of December 31, 2021. Each such award was received in the Merger in exchange for options to purchase shares of Former CarLotz that were held by Mr. Valerian. With respect to Mr. Valerian’s stock option awards granted on January 21, 2021: (i) the 101,928 stock options with an exercise price per share of $0.24 will remain exercisable for three months following the date of his termination of employment; (ii) the 305,782 stock options with an exercise price per share of $0.64 will remain exercisable for three months following the date of his termination of employment; and (iii) the stock options with an exercise price per share of $0.92 will remain exercisable until their respective original expiration dates.

(7)
Each award provides for 25% of the award to vest on each of the first four anniversaries of January 21, 2021, subject to Mr. Valerian’s continuous service through the applicable vesting dates. With respect to Mr. Valerian’s stock option awards granted on January 21, 2021, 11,219 of the 44,876 stock options with an exercise price of $11.35 vested in the ordinary course on January 21, 2022 and will remain exercisable for three months following the date of his termination of employment (the remaining 33,657 stock options were automatically cancelled and forfeited as of the date of his termination of employment). With respect to Mr. Valerian’s restricted stock unit award granted on June 11, 2021, 25% vested in the ordinary course on January 21, 2022 and the remaining unvested portion of the restricted stock unit award was automatically cancelled and forfeited on the date of his termination of employment.

(8)
Values are based on the closing price of our common stock on December 31, 2021, which was equal to $2.27.

Executive Compensation Arrangements
Executive Employment Agreements
Each of our named executive officers entered into an employment agreement (the “Executive Employment Agreements”) with us in connection with the Merger. The Executive Employment Agreements were entered into on December 11, 2020 and became effective as of January 21, 2021. Each Executive Employment Agreement sets out the general terms and conditions of employment, including annual base salary and eligibility to participate in our employee benefit and health and welfare plans.
The Executive Employment Agreements for the named executive officers provide for the following economic terms:
Name	Annual Base Salary ($)	Target Bonus (%)
Michael W. Bor	600,000	100
John W. Foley II	400,000	75
Daniel A. Valerian	350,000	50
Pursuant to the Executive Employment Agreements, upon a termination of employment by us for any reason other than for Cause (and not due to death or disability) or by the executive for Good Reason, if not in a Change in Control Period (as each such term is defined in the relevant Executive Employment Agreement), the executive will receive (i) an amount in cash equal to 12 months of such executive’s then-existing base salary, payable in regular installments over the 12-month period following termination of employment, (ii) up to 12 months of continued health benefits at active employee rates and levels (or, at our discretion, reimbursement for continued coverage under our group health plan), and (iii) in the case of Mr. Bor, both (A) a pro-rated portion of the bonus he would have earned had he remained employed through the end of the year of such termination and (B) accelerated vesting and, if applicable, exercisability of the number of shares of common stock subject to his then outstanding equity awards that would otherwise have become vested during the 12-month period following the date of termination (excluding any such awards that vest in whole or in part based on the attainment of performance-vesting conditions, which shall be governed by the terms of the applicable award agreement).
Upon a termination of employment by us for any reason other than for Cause (and not due to death or disability) or by the executive for Good Reason, in each case in a Change in Control Period, the executive will receive (i) an amount in cash equal to 12 months of such executive’s then-existing base salary, payable in regular installments over the 12-month period following termination of employment, (ii) up to 12 months of continued health benefits at active employee rates and levels (or, at our discretion, reimbursement for continued coverage under our group health plan), (iii) a pro-rated portion of the bonus the executive would have earned had the executive remained employed through the end of the year, (iv) full acceleration of equity awards, with performance-based awards vesting based on actual performance, and (v) in the case of Mr. Bor, a cash amount equal to his full target bonus, payable in regular installments over the 12-month period following termination of employment.
Each of our named executive officers has entered into a restrictive covenant agreement with us. Pursuant to such agreements, Messrs. Bor, Foley and Valerian’s non-compete and non-solicit covenants apply for two years immediately following their respective dates of termination of employment in the event of a termination due to a Fault Event (as defined in the Executive Employment Agreements) or, in the event of a termination or expiration for any other reason, for a period of one year immediately following their respective dates of termination.
Bor Separation Agreement
On March 14, 2022, we entered into a separation and release agreement with Mr. Bor (the “Bor Separation Agreement”), pursuant to which Mr. Bor ceased to be our Chief Executive Officer effective as of March 16, 2022. Under the Bor Separation Agreement, and consistent with the terms of his existing Executive Employment Agreement and equity award agreements, Mr. Bor will receive the following payment and benefits: (i) an amount equal to his annual base salary, payable in installments over 12 months; (ii) continued coverage of health and welfare benefits for 12 months; (iii) accelerated vesting of 32,054 of his stock options (which amount was scheduled to otherwise vest within 12 months of the termination date, and which shall remain exercisable for three months following termination); (iv) accelerated vesting of 22,026 restricted stock units (which amount was scheduled to otherwise vest within 12 months of the termination date); and (v) retention of his home computer, laptop and Company automobile used in connection with his employment. The foregoing payments and benefits are subject to Mr. Bor’s continued employment through the termination date, continued compliance with certain restrictive covenants and entry into a release of claims in favor of the Company. The Bor Separation Agreement also provides for Mr. Bor to continue to provide services to the Company as a consultant for 12 months, earning an annual fee of $300,000, which arrangement can be terminated upon one month’s notice by either party. Mr. Bor’s non-competition and non-solicitation covenants will apply during the consulting period and for one year following the end of the consulting period.
Foley Separation Agreement
On April 8, 2022, we entered into a separation and release agreement with Mr. Foley (the “Foley Separation Agreement”), pursuant to which Mr. Foley resigned from his position as our Chief Operating Officer effective as of April 8, 2022. Under the Foley Separation Agreement, Mr. Foley agreed to release any potential claims he may have against the Company, to forfeit 15% of his vested stock options, and to be bound by a two-year lock-up with respect to the shares of common stock he holds and any such shares underlying the equity awards he holds. In exchange for such agreements, the Company agreed that Mr. Foley may serve as the Chief Operating Officer of Gettacar L.L.C. (“Gettacar”) so long as Gettacar does not engage in the automotive consignment business, notwithstanding the non-competition provisions in his restrictive covenant agreement with us. The restrictive covenants in the restrictive covenant agreement, including the non-competition covenant, will otherwise remain in effect pursuant to their terms.
Valerian Separation Agreement
On April 1, 2022, we entered into a separation and release agreement with Mr. Valerian (the “Valerian Separation Agreement”), pursuant to which Mr. Valerian ceased to be our Chief Technology Officer effective as of April 15, 2022. Under the Valerian Separation Agreement, and consistent with the terms of his existing Executive Employment Agreement and equity award agreements, Mr. Valerian will receive (i) an amount equal to his annual base salary, payable in installments over 12 months, and (ii) continued coverage of health and welfare benefits for 12 months. The foregoing payments and benefits are subject to Mr. Valerian’s continued employment through the termination date, continued compliance with certain restrictive covenants and entry into a release of claims in favor of the Company. The Valerian Separation Agreement also provides for Mr. Valerian to continue to provide services to the Company as a consultant for 12 months, earning an annual fee of $120,000, which arrangement can be terminated upon one month’s notice by either party. Mr. Valerian’s non-competition and non-solicitation covenants will apply during the consulting period and for one year following the end of the consulting period.
New CEO Employment Agreement
On March 12, 2022, we entered into an employment agreement with Lev Peker (the “Peker Employment Agreement”) in connection with Mr. Bor’s separation and Mr. Peker’s appointment as our Chief Executive Officer, which became effective as of April 18, 2022. The Peker Employment Agreement provides for a three-year term, with automatic 12-month renewals unless either party provides 90 days’ notice not to renew. Under the Peker Employment Agreement, Mr. Peker will receive: (i) an annual base salary of $600,000; (ii) a sign-on bonus of $900,000, subject to Mr. Peker’s continued employment through April 18, 2023; (iii) a first year annual bonus with a target value of $900,000 payable based on performance for the period from April 18, 2022 to April 18, 2023; (iv) an annual performance-based bonus with a target value of 150% of Mr. Peker’s annual base salary and a maximum value of 200% of target for each calendar year of the employment term beginning in 2023; (v) a 2022 annual equity award of 680,000 restricted stock units, vesting, subject to Mr. Peker’s continued employment through the applicable vesting date, in equal annual installments over four years; (vi) a sign-on time-based equity award of 2,820,000 restricted stock units to compensate Mr. Peker for time-based equity awards forfeited from his former employer, vesting, subject to Mr. Peker’s continued employment through the applicable vesting date, in various installments through 2025 that are intended to approximate the vesting schedule of his forfeited equity; and (vii) a sign-on performance equity award of 3,500,000 performance-based restricted stock units to compensate Mr. Peker for time-based equity awards forfeited from his former employer. The sign-on performance-based restricted stock units will vest, subject to Mr. Peker’s continued employment through the applicable vesting date, as follows: (x) one-third of the shares will vest on the first day the Company’s stock achieves a 20 trading-day volume weighted average price of $4.00 (threshold); (y) one-third of the shares will vest on the first day the Company’s stock achieves a 20 trading-day volume weighted average price of $8.00 (target); and (z) one-third of the shares will vest on the first day the Company’s stock achieves a 20 trading-day volume weighted average price of $12.00 (maximum). Mr. Peker will also be eligible to participate in the Company’s health and other benefit plans and to receive future customary equity award grants.
The Peker Employment Agreement provides that in the event of a termination without “Cause” or a resignation for “Good Reason” (both as defined in the Peker Employment Agreement) not in connection with a change in control, and conditional on Mr. Peker signing a general release of claims and complying with certain restrictive covenants, Mr. Peker will be entitled to receive: (i) 12 months of then-current base salary, payable in installments; (ii) his sign-on bonus, if not already paid; (iii) a prorated portion of his first-year annual bonus, if not already paid, as well as a prorated portion of his annual bonus; (iv) accelerated vesting of any equity awards scheduled to vest within 12 months following the termination date (other than any awards based on performance-vesting conditions); and (v) up to 12 months of continuing health benefits. In the event that Mr. Peker is terminated without “Cause” or resigns for “Good Reason” in connection with a change in control, he will receive the payments and benefits referenced in clauses (i) through (v) above, as well as accelerated vesting of all outstanding unvested equity awards, including those based on performance-vesting conditions, which will vest based on actual performance on the date of termination, and an additional amount equal to his target annual bonus, payable in installments over the 12 months following the termination date.
Securities Authorized for Issuance Under Equity Compensation Plans
We maintain three equity compensation plans under which common stock is authorized for issuance: (i) the 2020 Plan; (ii) 2017 Plan; and (iii) the 2011 Plan.

The following table summarizes equity compensation plan information for the 2020 Plan, 2017 Plan and the 2011 Plan, all stockholder approved, as a group, as of December 31, 2021.
Equity Compensation Plan Information Table
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)(a)	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)(c)
Equity Compensation Plans Approved by Stockholders	7,884,740(1)	3.10(2)	7,284,276 (3)
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	7,884,740	3.10	7,284,276

(1)
Includes shares issuable pursuant to equity awards outstanding under (i) the 2020 Plan, which consists of (a) options to purchase 1,469,297 shares; and (b) 1,218,939 shares subject to unvested restricted share units, (ii) the 2017 Plan, which consists of options to purchase 3,936,176 shares, and (iii) the 2011 Plan, which consists of options to purchase 1,260,328 shares. No further awards will be made under the 2017 Plan or the 2011 Plan.

(2)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding restricted stock units, which have no exercise price.

(3)
Includes 7,284,276 shares that remain available for future issuance under the 2020 Plan.

PROPOSAL NO. 2:
RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022. The Audit Committee and the Board seek to have the stockholders ratify the Audit Committee’s appointment of Deloitte. Although the Company is not required to seek stockholder approval of this appointment, the Board believes it is sound corporate governance to do so. If the appointment of Deloitte is not ratified by the stockholders, the Audit Committee will consider the vote of the Company’s stockholders and may appoint another independent registered public accounting firm or may decide to maintain its appointment of Deloitte. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote at the 2022 annual meeting.
Representatives of Deloitte will be present at the 2022 annual meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.
The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2022.
Proxies solicited by the Board of Directors will be voted “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2022 unless stockholders specify a contrary vote.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee is comprised of three independent directors, each of whom satisfies the independence requirements of Section 10A of the Exchange Act and Rule 10A-3 thereunder. The Audit Committee oversees our financial reporting process on behalf of the Board and serves as the primary communication link between the Board as the representative of our stockholders, the independent registered public accounting firm and our internal auditors. Our management has the primary responsibility for our financial statements and the reporting process, including the systems of internal controls and for assessing the effectiveness of internal controls over financial reporting. The Audit Committee, at least quarterly, meets with the Company’s Chief Financial Officer and representatives of the independent registered public accounting firm and conducts separate executive sessions to discuss the audited consolidated financial statements, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting and compliance programs.
In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed and discussed with management the audited consolidated financial statements and related financial statement disclosures included in our annual report for the fiscal year ended December 31, 2021. Also, the Audit Committee reviewed with the independent registered public accounting firm their judgments as to both the quality and the acceptability of our accounting policies. The Audit Committee’s review with the independent registered public accounting firm included a discussion of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The independent registered public accounting firm has provided the Audit Committee written disclosures and all communications required under PCAOB standards, including those concerning independence, and the Audit Committee has discussed those disclosures with the independent registered public accounting firm. The Audit Committee has also reviewed non-audit services performed by the independent registered public accounting firm and considered whether the independent registered public accounting firm’s provision of non-audit services was compatible with maintaining its independence from the Company.
The Audit Committee discussed with our internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits and reviewed our plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of our internal controls, including a review of the disclosure control process, and the overall quality of our financial reporting. Management represented to the Audit Committee that the Company’s consolidated audited financial statements as of and for the fiscal year ended December 31, 2021 were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee, or the Chairman of the Audit Committee, also pre-approved all audit and non-audit services provided by the independent registered public accounting firm during and relating to fiscal year 2021. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report for the fiscal year ended December 31, 2021.
The Audit Committee evaluates the performance of the independent auditors each year and determines whether to re-engage the current independent auditors or consider other audit firms. The Audit Committee reviews with our Chief Financial Officer the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent registered public accounting firm of our internal control over financial reporting, the quality of our financial reporting and the ability of the independent registered public accounting firm to remain independent.
The Audit Committee
Kimberly H. Sheehy (Chair)
David R. Mitchell
James E. Skinner

AUDIT AND NON-AUDIT FEES
Deloitte was appointed as our independent registered accounting firm to complete our 2021 audit and to serve as our independent auditor going forward. WithumSmith+Brown, PC (“Withum”) acted as Acamar Partners’ independent registered public accounting firm until the completion of the 2020 audit. Deloitte has audited the financial statements of pre-Merger CarLotz since 2020. The following is a summary of fees paid to Deloitte and Withum for services rendered.
Deloitte
	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit Fees(1)	$690,000	$497,000
Audit-Related Fees(2)	$50,000	—
Tax Fees(3)	$10,000	—
All Other Fees	—	—
Total	$750,000	$497,000
Withum
	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit Fees(1)	—	$89,165
Audit-Related Fees(2)	$32,445	—
Tax Fees	—	$3,000
All Other Fees	—	—
Total	$32,445	$92,165

(1)
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and the review of our financial statements included in our quarterly filings on Form 10-Q, as well as services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
Tax Fees.   Tax fees consist of fees billed for state and local tax analysis for certain new states the Company entered into in 2021.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s Audit Committee pre-approval of audit and non-audit services policy provides for an annual process through which the Audit Committee evaluates the nature and scope of the audit prior to the commencement of the audit. The Audit Committee also evaluates audit-related, tax and other services that are proposed, along with the anticipated cost of such services. The Audit Committee reviews schedules of specific services to be provided. If other services are provided outside of this annual process, under the policy they may be (i) pre-approved by the Audit Committee at a regularly scheduled meeting; or (ii) pre-approved by the Chair of the Audit Committee, acting between meetings and reporting back to the Audit Committee at the next scheduled meeting.

RELATED PERSON TRANSACTIONS
Separation Agreement with Michael W. Bor
On March 14, 2022, in connection with Michael W. Bor’s separation from the Company, he entered into the Bor Separation Agreement. Under the Bor Separation Agreement, and consistent with the terms of his existing employment agreement and equity award agreements, Mr. Bor received the following payment and benefits as of March 16, 2022 (the “Separation Date”): (i) an amount equal to his annual base salary of $577,846, payable in installments over 12 months; (ii) continued coverage of health and welfare benefits for 12 months; (iii) accelerated vesting of 32,054 of his stock options (which amount was scheduled to otherwise vest within 12 months of the Separation Date, and which shall remain exercisable for three months following termination); and (iv) accelerated vesting of 22,026 restricted stock units (which amount was scheduled to otherwise vest within 12 months of the Separation Date). The foregoing payments and benefits were subject to Mr. Bor’s continued employment through the Separation Date and are subject to his continued compliance with certain restrictive covenants and entry into a release of claims in favor of the Company. The Bor Separation Agreement also provides for Mr. Bor to continue to provide services to the Company as a consultant for 12 months, earning an annual fee of $300,000.
Valerian Separation Agreement
On April 1, 2022, the Company entered into the Valerian Separation Agreement with Mr. Valerian, pursuant to which Mr. Valerian ceased to be our Chief Technology Officer effective as of April 15, 2022. Under the Valerian Separation Agreement, and consistent with the terms of his existing executive employment agreement and equity award agreements, Mr. Valerian will receive (i) an amount equal to his annual base salary, payable in installments over 12 months, and (ii) continued coverage of health and welfare benefits for 12 months. The foregoing payments and benefits are subject to Mr. Valerian’s continued employment through the termination date, continued compliance with certain restrictive covenants and entry into a release of claims in favor of the Company. The Valerian Separation Agreement also provides for Mr. Valerian to continue to provide services to the Company as a consultant for 12 months, earning an annual fee of $120,000.
Administrative Services Agreement
Prior to the Merger, Acamar Partners entered into an Administrative Services Agreement pursuant to which it paid Enso Advisory, an affiliate of Acamar Sponsor, a total of $37,000 per month for office space, administrative support and salaries paid to employees of Enso Advisory for due diligence and related services in connection with Acamar Partners’ search for a target company. Mr. Solorzano is an advisor to Enso Advisory but was not paid from the monthly fee Acamar Partners paid to Enso Advisory. These monthly fees ceased upon the closing of the Merger.
Stockholders Agreement
On January 21, 2021, the Company, TRP, Acamar Sponsor and Michael W. Bor entered into a stockholders agreement (the “Stockholders Agreement”) pursuant to which:
•
Michael W. Bor would be nominated to our Board so long as he was chief executive officer or he, together with his affiliated family trusts, held at least 10% of the outstanding shares of common stock (for purposes of the Stockholders Agreement, “outstanding” shares does not give effect to shares issuable upon exercise or conversion of another security);

•
TRP will have the right to nominate two directors to our Board so long as it holds at least 10% of the outstanding shares of common stock;

•
Acamar Sponsor will have the right to nominate two directors to our Board, one of whom shall be an independent director, so long as Acamar Sponsor (or its managing members, collectively) holds at least 3% of the outstanding shares of common stock; and

•
all other directors (who will be independent) will be nominated by the Nominating and Corporate Governance Committee.

Registration Rights and Lock-up Agreement
On January 21, 2021, the Company entered into a registration rights and lock-up agreement (the “Registration Rights and Lock-Up Agreement”) with Acamar Sponsor and certain pre-Merger CarLotz stockholders (the “New Holders” and, collectively with Acamar Sponsor, the “Holders”) that required the Company to, among other things, file and have declared and maintained effective a registration statement to register the resale of certain shares of common stock held by the Holders. In addition, pursuant to the terms of the Registration Rights and Lock-Up Agreement and subject to certain requirements and customary conditions, TRP, Michael W. Bor and Acamar Sponsor (the “Demanding Holders”) each have two demand rights under which they may demand, at any time and from time to time, that the Company file a registration statement on Form S-3 (or Form S-1 if Form S-3 is not available) to register the securities of the Company held by such Demanding Holder, and each may specify that such demand registration take the form of an underwritten offering. The Demanding Holders have unlimited rights to request that the Company register an underwritten offering pursuant to the resale registration statement. Holders also have “piggy-back” registration rights, subject to certain requirements and customary conditions. The Registration Rights and Lock-Up Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the Holders against (or make contributions in respect of) certain liabilities that may arise under the Securities Act.
The Registration Rights and Lock-Up Agreement further provided for the securities of the Company held by certain of the New Holders to, subject to certain exceptions, be locked-up until the earliest of: (i) July 20, 2021; (ii) the last consecutive trading day where the last reported sale price of the common stock equaled or exceeded $12.00 per share for any 20 trading days within a 30-trading day period commencing not earlier than June 20, 2021; or (iii) such date on which the Company completed a liquidation, merger, stock exchange, reorganization or other similar transaction that resulted in all stockholders having the right to exchange their shares of common stock for cash, securities or other property.
Indemnification Agreements
On January 21, 2021, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request.
Commercial Agreements
Certain warranties sold by the Company are serviced by a company owned by Endurance Dealer Services LLC (“Endurance”), which is owned by TRP. When a customer selects a warranty from Endurance, the Company earns a commission based on the actual price paid or financed when the customer enters into the contract at which point the Company recognizes finance and insurance revenue. The amount of revenue recognized from transactions with Endurance, net of contracts entered into by customers and subsequently cancelled, was $4,335,000 for the year ended December 31, 2021.
In 2019, as part of its normal course of business, CarLotz entered into a Master Services Agreement with Flex Fleet Rental LLC, as one of the corporate vehicle sourcing partners that CarLotz services. TRP is an investor in Flex Fleet Rental LLC.

Acamar Sponsor Letter Agreement
Pursuant to the terms of the Acamar Sponsor Letter Agreement entered into with Acamar Partners and pre-Merger CarLotz on October 21, 2020, Acamar Sponsor agreed to vote any shares of Acamar Partners Class B common stock (“Founder Shares”) and any other shares of Acamar Partners common stock held by it in favor of the Merger and against any acquisition proposals other than the Merger.
Acamar Sponsor also agreed that 50% of the Founder Shares (and shares of common stock issued upon conversion thereof) held by it would, subject to certain exceptions, be locked-up until the earliest of: (i) January 21, 2022; (ii) the last consecutive trading day where the sale price of the common stock equaled or exceeded $12.00 per share for any 20 trading days within a 30-trading day period commencing not earlier than June 20, 2021; or (iii) such date on which the Company completed a liquidation, merger, stock exchange, reorganization or other similar transaction that resulted in all stockholders having the right to exchange their shares of common stock for cash, securities or other property.
In addition, Acamar Sponsor agreed to subject the remaining 50% of the Founder Shares (the “Founder Shares Subject to Forfeiture”) to a separate forfeiture and lockup. 50% of the Founder Shares Subject to Forfeiture will no longer be subject to the lockup on the date on which the closing trading price of the common stock has been greater than $12.50 per share (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the common stock) for any 20 trading days within any 30-trading day period commencing not earlier than June 20, 2021 and ending not later than January 21, 2026 and the other 50% of the Founder Shares Subject to Forfeiture will no longer be subject to the lockup on the date on which the closing trading price of the common stock has been greater than $15.00 per share (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the common stock) for any 20 trading days within any 30-trading day period commencing not earlier than June 20, 2021 and ending not later than January 21, 2026. If any applicable lockup release condition set forth above is not met by January 21, 2026, the applicable Founder Shares Subject to Forfeiture will be forfeited. All of the Founder Shares Subject to Forfeiture will be released from lockup if there is a change of control of the Company that will result in the holders of common stock receiving a per share price equal to or in excess of $10.00 (as equitably adjusted for stock splits, stock dividends, special cash dividends, reorganizations, combinations, recapitalizations and similar transactions affecting the common stock) prior to January 21, 2026. Prior to their forfeiture (if any), Acamar Sponsor will have the right to vote and receive dividends with respect to its Founder Shares Subject to Forfeiture (and shares of common stock issuable upon conversion thereof).
Procedures with Respect to Review and Approval of Related Person Transactions
Our Board adopted a written policy regarding the review, approval and ratification of transactions with related persons. This policy provides that the Audit Committee will review each transaction involving an amount exceeding $120,000 and in which any “related person” had, has or will have a direct or indirect material interest. In general, “related persons” are our directors, director nominees, executive officers and stockholders beneficially owning more than 5% of the outstanding common stock and immediate family members of certain affiliated entities of any of the foregoing persons. The Audit Committee will approve or ratify only those transactions that are fair and reasonable to us and in our and our stockholders’ best interests.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Specific due dates for these reports are prescribed by SEC rules, and we are required to report in this proxy statement any failure by directors, executive officers or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from our directors and executive officers, we believe that all such filing requirements were timely met during 2021, except for the following filings that were delinquent due to administrative delays in obtaining SEC EDGAR filing codes: Thomas W. Stoltz was late in filing a Form 4 to report two transactions relating to acquisitions of stock options and RSUs in connection with the Merger on January 21, 2021 (filed with the SEC on February 1, 2021), David R. Mitchell was late in filing a Form 4 to report two transactions relating to acquisitions of common stock and earnout rights in connection with the Merger on January 21, 2021 (filed with the SEC on January 28, 2021), and Elizabeth Sanders was late in filing a Form 4 to report five transactions relating to acquisitions of stock options and restricted stock units in connection with the Merger on January 21, 2021 (filed with the SEC on January 26, 2021).

REQUIREMENTS, INCLUDING DEADLINES,
FOR SUBMISSION OF PROXY PROPOSALS
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
In order to submit stockholder proposals for inclusion in our proxy statement related to the 2023 annual meeting of stockholders pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company’s principal executive office at CarLotz, Inc., Secretary, 3301 W. Moore Street, Richmond, Virginia 23230 no later than December 30, 2022.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Rebecca C. Polak, Chief Commercial Officer, General Counsel and Secretary, CarLotz, Inc., 3301 W. Moore Street, Richmond, Virginia 23230. As the SEC’s shareholder proposal rules make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.
The Company’s Bylaws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement pursuant to SEC Rule 14a-8 but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2023 annual meeting, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be delivered to the Secretary at the Company’s principal office in Richmond, Virginia (see address above), not less than 90 or more than 120 days prior to the first anniversary of the date of this year’s annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Company’s By-Laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than February 2, 2023, and no later than March 4, 2023. All director nominations and stockholder proposals must comply with the requirements of the Company’s Bylaws, a copy of which may be obtained at no cost from the Secretary of the Company by writing to CarLotz, Inc., Secretary, 3301 W. Moore Street, Richmond, Virginia 23230.
Other than the proposals described in this proxy statement, the Company does not expect any matters to be presented for a vote at the 2022 annual meeting. However, if you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2022 annual meeting. If, for any unforeseen reason, any one or more of the Board’s nominees is not available to stand for election as director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated as a substitute by the Board.
The chair of the meeting may refuse to allow the transaction of any business not presented beforehand or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE ANNUAL MEETING
Q:
Why am I receiving these materials?

A:
We are providing these proxy materials to you in connection with the solicitation, by our Board, of proxies to be voted at the Company’s 2022 annual meeting of stockholders and at any adjournments or postponements thereof. Stockholders are invited to attend the 2022 annual meeting to be held via a live audio webcast on June 2, 2022 beginning at 9:00 a.m., Eastern Daylight Time, at http://www.virtualshareholdermeeting.com/LOTZ2022, where stockholders will be able to listen to the meeting live, submit questions and vote online. You will need the 16-digit control number provided on your Notice (as defined below under “Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?”), on your proxy card or on the instructions that accompanied your proxy materials. Our proxy materials are first being distributed to stockholders on or about April 29, 2022.

Q:
What proposals will be voted on, what is the Board’s voting recommendation, and what are the standards for determining whether a proposal has been approved?

A:
Proposal

	Voting Choices and Board Recommendation	Voting Standard	Effect of Abstention	Effect of Broker Non-Vote
1. Election of Directors
•
Vote “FOR” all nominees

•
Vote “FOR” specific nominees

•
“WITHHOLD” vote for all nominees

•
“WITHHOLD” vote for specific nominees

The Board recommends a vote “FOR” each of the director nominees.
		The two nominees receiving the greatest number of votes cast	No effect	No effect
2. Ratification of Independent Registered Accounting Firm
•
Vote “FOR” the ratification

•
Vote “AGAINST” the ratification

•
Abstain from voting on the ratification

The Board recommends a vote “FOR” the ratification of the appointment of Deloitte as our independent registered accounting firm for 2022.
		Majority of the shares present and entitled to vote	Vote against	Not applicable

Q:
Who is entitled to vote?

A:
All shares owned by you as of the record date, which is the close of business on April 12, 2022, may be voted by you. You may cast one vote per share of our common stock that you held on the record date.

These shares include shares that are:
•
held directly in your name as the stockholder of record; and

•
held for you as the beneficial owner through a broker, bank or other nominee.

On the record date, the Company had 114,077,043 shares of common stock issued and outstanding.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholder of Record. If your shares are registered in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered a “stockholder of record” with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person online during the 2022 annual meeting.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you hold your shares in “street name” and are considered a “beneficial owner” with respect to those shares. These proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the 2022 annual meeting.
Q:
How can I vote my shares and participate at the 2022 annual meeting?

A:
Stockholders may participate in the 2022 annual meeting by visiting the following website: http://www.virtualshareholdermeeting.com/LOTZ2022. To participate in the 2022 annual meeting, you will need the 16-digit control number provided on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Stockholder of Record. Shares held directly in your name as the stockholder of record may be voted online during the 2022 annual meeting. If you choose to vote your shares online during the 2022 annual meeting, please follow the instructions provided on the Notice to log in to http://www.virtualshareholdermeeting.com/LOTZ2022. You will need the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Beneficial Owner. If you are a beneficial owner in street name and want to vote your shares online during the 2022 annual meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy and proof of beneficial ownership, such as your most recent account statements as of April 12, 2022, the record date, a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or other similar evidence of ownership. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
Even if you plan to attend the 2022 annual meeting, the Company strongly recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the 2022 annual meeting. See “How can I vote my shares without attending the 2022 annual meeting?” below.
The 2022 annual meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 8:45 a.m. Eastern Daylight Time.
We are holding the 2022 annual meeting online and providing Internet voting to provide expanded access and to allow you to vote your shares online during the annual meeting, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Q:
How can I vote my shares without attending the 2022 annual meeting?

A:
Whether you hold your shares directly as the stockholder of record or beneficially in street name, you may vote without attending the 2022 annual meeting in one of the following manners:

By Internet. Go to www.proxyvote.com and follow the instructions. You will need the control number included on your proxy card or voting instruction form;

By Telephone. Dial 1-800-690-6903. You will need the control number included on your proxy card or voting instruction form; or
By Mail. Complete, date and sign your proxy card or voting instruction form and mail it using the enclosed, pre-paid envelope.
If you vote on the Internet or by telephone, you do not need to return your proxy card or voting instruction form. Internet and telephone voting stockholders will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on June 1, 2022.
Q:
What is the quorum requirement for the 2022 annual meeting?

A:
A quorum of stockholders is necessary to hold the 2022 annual meeting. A quorum at the 2022 annual meeting exists if the holders of a majority of the Company’s capital stock issued and outstanding and entitled to vote at the 2022 annual meeting are present in person or represented by proxy. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs on an item when a broker, bank or other nominee is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.

Q:
What happens if I do not give specific voting instructions?

A:
Stockholder of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2022 annual meeting.

Beneficial Owner. If you are a beneficial owner of shares and do not provide the organization (e.g., broker, bank or other nominee) that holds your shares in “street name” with specific voting instructions, the organization that holds your shares may generally vote in its discretion on “routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on “non-routine” matters, such organization cannot vote your shares and will inform the inspector of election that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker, bank or other nominee. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered shares entitled to vote, they will have no effect on the outcome of any proposal other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.
•
Routine Matter. The ratification of the appointment of Deloitte as our independent registered public accounting firm for 2022 (Proposal No. 2) is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote on routine matters and, therefore, no broker non-votes will exist in connection with Proposal No. 2.

•
Non-Routine Matter. The election of directors (Proposal No. 1) is considered a “non-routine” matter under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters and, therefore, there may be broker non-votes on Proposal No. 1.

Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction forms you receive.

Q:
Who will count the vote?

A:
The votes will be counted by the inspector of election appointed for the 2022 annual meeting.

Q:
Can I revoke my proxy or change my vote?

A:
Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the 2022 annual meeting by:

•
providing written notice of revocation to the Secretary of the Company at 3301 W. Moore Street, Richmond, Virginia 23230;

•
delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

•
attending the 2022 annual meeting online and voting during the meeting, which will automatically cancel any proxy previously granted.

Please note that your attendance at the 2022 annual meeting alone will not cause your previously granted proxy to be revoked unless you vote online during the 2022 annual meeting. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares held in street name may be voted by you online during the 2022 annual meeting only if you obtain a signed proxy from the record holder giving you the right to vote such shares.
Q:
Who will bear the cost of soliciting proxies for the 2022 annual meeting?

A:
The Company pays the cost of soliciting your proxy and reimburses brokers and others for forwarding to you the proxy materials as beneficial owners of our common stock. The Company’s directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

Q:
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
We have adopted a procedure call “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of the Notice and, if applicable, this proxy statement and the Company’s Annual Report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.

This procedure reduces our printing and mailing costs and also reduces our impact on the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, a separate copy of the Notice or this proxy statement and the Company’s Annual Report, as requested, will be promptly delivered to any stockholder at a shared address to which we delivered a single copy of any of these documents. If you prefer to receive separate copies of the Notice, the proxy statement or Annual Report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.
If you are a stockholder of record and are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please notify Broadridge Financial Solutions, Inc. using the mailing address and phone number above. Stockholders who hold shares in “street name” may contact their broker, bank or other nominee to request information about householding.
Q:
How can I obtain a copy of the Annual Report on Form 10-K?

A:
Copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, are available to stockholders free of charge on the investor relations page of our website, investors.carlotz.com, or by writing to CarLotz, Inc., Investor Relations, 3301 W. Moore Street, Richmond, Virginia 23230.

Q:
Where can I find the voting results of the 2022 annual meeting?

A:
CarLotz will announce preliminary voting results at the 2022 annual meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the 2022 annual meeting.

Q:
How can I attend the 2022 annual meeting?

A:
The 2022 annual meeting will be a completely virtual meeting of stockholders, which will be conducted through a live audio webcast. There will be no physical meeting location. You are entitled to participate in the annual meeting only if you were a Company stockholder as of the close of business on April 12, 2022 or if you hold a valid proxy for the annual meeting.

You will be able to attend the 2022 annual meeting online and submit your questions during the meeting by visiting http://www.virtualshareholdermeeting.com/LOTZ2022. You also will be able to vote your shares online during the annual meeting.
To participate in the 2022 annual meeting, you will need the 16-digit control number included on your Notice, on your proxy card on the instructions that accompany your proxy materials. Instructions on how to attend and participate in our online meeting, including how to demonstrate proof of stock ownership, are posted on the meeting website.
The meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 8:45 a.m., Eastern Daylight Time, and you should allow ample time to log in to the meeting and test your device’s audio capabilities prior to the start of the meeting.
The webcast will be available for replay until midnight on June 2, 2022.
Q:
Why is the 2022 annual meeting virtual?

A:
We are excited to host a virtual annual meeting to provide ease of access, real-time communication and cost savings for our stockholders and the Company. Hosting a virtual meeting facilitates stockholder attendance and participation by enabling stockholders to participate from around the world. In addition, hosting a virtual meeting provides improved communication and cost savings for our stockholders and the Company.

Q:
What if I have technical difficulties or trouble accessing the meeting?

A:
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page at http://www.virtualshareholdermeeting.com/LOTZ2022.

carlotz

CARLOTZ, INC.
3301 W. MOORE STREET
RICHMOND, VIRGINIA 23230

SCAN TO VIEW MATERIALS & VOTE

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Class II Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Steven G. Carrel
02) James E. Skinner

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000568286_1 R1.0.0.24

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateSCAN TOVIEW MATERIALS & VOTETo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.0 0 00 0 00000568286_1 R1.0.0.24For Withhold For AllAll All ExceptThe Board of Directors recommends you vote FORthe following proposal:1. Election of Class II DirectorsNominees01) Steven G. Carrel 02) James E. SkinnerCARLOTZ, INC.3301 W. MOORE STREETRICHMOND, VIRGINIA 23230VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LOTZ2022You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the meeting date. Have your proxy card in hand when youcall and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR the following proposal: For Against Abstain2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firmfor 2022.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

CARLOTZ, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 2, 2022

The stockholder(s) hereby appoint(s) Becca Polak and Tom Stoltz, or either of them, as proxies, each with the power to appoint (his/her) substitute and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CarLotz, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of CarLotz, Inc. (the "Annual Meeting") to be held at 9:00 a.m. EDT on Thursday, June 2, 2022, at www.virtualshareholdermeeting.com/LOTZ2022, and any adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted as directed by the stockholder(s). If no such directions are made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

0000568286_2 R1.0.0.24

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateSCAN TOVIEW MATERIALS & VOTETo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.0 0 00 0 00000568286_1 R1.0.0.24For Withhold For AllAll All ExceptThe Board of Directors recommends you vote FORthe following proposal:1. Election of Class II DirectorsNominees01) Steven G. Carrel 02) James E. SkinnerCARLOTZ, INC.3301 W. MOORE STREETRICHMOND, VIRGINIA 23230VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LOTZ2022You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the meeting date. Have your proxy card in hand when youcall and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR the following proposal: For Against Abstain2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firmfor 2022.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer.